UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 19, 2019

Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant's telephone number, including area code.
_________________________
Registrant's telephone number, including area code:
(713) 996-4700
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered as to be registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 19, 2019, DXP Enterprises, Inc. (the “Company”) held its 2019 Annual Shareholders Meeting (the “Annual Meeting”). There were 17,436,488 shares of common stock entitled to be voted at the Annual Meeting, of which 16,409,643 or 94.11 percent, were voted in person or by proxy. Additionally, there were 16,122 shares of Series A and B preferred stock entitled to 1,612 votes at the Annual Meeting. The results for each item submitted for a vote of shareholders are as follows. The shareholders:

(1)	Voted to elect each of the four (4) nominees for director.

(2)	Approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3)	Approved the amendment of the 2016 Omnibus Incentive Plan.

(4)	Approved ratification of Moss Adams, LLP as the Company’s independent registered public accounting firm for fiscal 2019.

The Company’s inspector of election certified the following vote tabulations:

PROPOSAL 1: ELECTION OF DIRECTORS

	Vote Results	For	% For	Withheld	Non-Votes
David Little	Re-elected	12,657,530	97.2%	365,282	3,386,831
Cletus Davis	Re-elected	5,311,667	40.1%	7,711,645	3,386,831
Timothy P. Halter	Re-elected	8,036,202	61.7%	4,987,110	3,386,831
David Patton	Re-elected	8,508,138	65.3%	4,515,174	3,386,831

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	11,984,484
% For	92.0%
Against	1,009,673
Abstain	28,655
Broker Non-Votes*	3,386,831
Vote Results	Approved
* Broker non-votes are not included in the calculation.

PROPOSAL 3: APPROVE THE AMENDMENT OF THE 2016 OMNIBUS INCENTIVE PLAN

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #3 to approve, as a non-binding advisory vote, the amended 2016 Omnibus Incentive Plan are set forth below:

For	12,204,778
% For	93.7%
Against	788,978
Abstain	29,056
Broker Non-Votes*	3,386,831
Vote Results	Approved
* Broker non-votes are not included in the calculation.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

With respect to the ratification of Moss Adams, LLP as independent registered public accountant that were voted for, voted against, and were withheld from voting for proposal #4 are set forth below:

For	16,375,887
% For	99.8%
Against	8,835
Abstain	24,921
Broker Non-Votes*	—
Vote Results	Approved

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)

By:	/s/ Kent Yee
Kent Yee
Senior Vice President and Chief Financial Officer

By:	/s/ Gene Padgett
Gene Padgett
Senior Vice President and Chief Accounting Officer

Dated: June 25, 2019